UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2016

VAPE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-163290	90-0436540
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5304 Derry Ave., Unit C

Agoura Hills, CA 91301

(Address of principal executive office)

1-877-827-3959

(Registrant's telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 7, 2016, Vape Holdings, Inc., a Delaware corporation (the “Company”), GHS Investments, LLC (“GHS”) and JSJ Investments, Inc. (“JSJ”) entered into a series of agreements whereby $119,806 in convertible debt (the “Debt”) owed to JSJ was assigned to GHS (the “Transaction”). The transaction closed and funded in full on March 14, 2016.

In connection with the Transaction, JSJ assigned all right, titled and interest in $119,806 in Debt to GHS pursuant to an assignment agreement in exchange for payment in cash of $119,806. A copy of the Assignment Agreement with JSJ is attached hereto as Exhibit 10.2. In addition, JSJ assigned all rights in its Irrevocable Transfer Agent Letter. A copy of the Irrevocable Transfer Agent Letter Assignment Agreement is attached hereto as Exhibit 10.3.

This assignment of Debt from JSJ to GHS was documented by a new convertible promissory note by and between the Company and GHS to amend and replace the Company’s previous convertible promissory note with JSJ which was retired and terminated in connection therewith. A copy of the Convertible Promissory note with GHS regarding the JSJ Debt is attached hereto as Exhibit 10.1.

An aggregate of approximately $440,000 in convertible debt has been restructured and assigned to GHS to date. No new capital was provided to the Company in connection with the Transaction. All references to the Transaction herein are qualified in their entirety by reference to the exhibits attached hereto and incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement

The JSJ note was terminated in connection with the Transaction. See Item 1.01.

Item 3.02	Unregistered Sales of Equity Securities

A convertible promissory note was issued to GHS to replace those terminated in connection with the assignment of the Debt from JSJ to GHS. See Item 1.01.

In addition, on March 10, 2016, the Company’s CEO, Justin Braune, converted $3,750 in accrued salary into 750,000 shares of the Company’s common stock at $0.005 per share which was the fair market value of a share of the Company’s common stock on the date of grant.

The Company has also issued the following shares of its common stock pursuant to conversions of convertible notes since the filing of its Quarterly Report on Form 10-Q filed on February 22, 2016:

On March 2, 2016, the Company issued 10,169,800 shares of its common stock pursuant to a conversion notice from a noteholder in the amount of $10,627.44.

On March 10, 2016, the Company issued 10,702,619 shares of its common stock pursuant to a conversion notice from a noteholder in the amount of $11,184.23.

The original issuances of the above convertible notes and related amendments were previously disclosed on our Current Report on Form 8-K dated December 8, 2014 and in our Quarterly Reports on Form 10-Q dated May 20, 2014, February 17, 2015 and August 14, 2015, respectively, which disclosures are incorporated by reference herein.

In making the above sales without registration, we relied upon the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

As of March 15, 2016, the total number of shares outstanding of the Company’s common stock was 214,990,034.

2

Item 8.01	Other Events

On March 15, 2016, the Company issued a press release regarding the debt restructuring transaction. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Convertible Promissory Note by and between GHS Investments, LLC and the Company, dated March 7, 2016.

10.2	Assignment Agreement by and between GHS Investments, LLC and JSJ Investments, Inc., dated March 7, 2016.

10.3	Irrevocable Transfer Agent Letter Assignment Agreement by and between GHS Investments, LLC and JSJ Investments, Inc., dated March 7, 2016.

99.1.	Press Release, dated March 15, 2016.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAPE HOLDINGS, INC.

Dated: March 15, 2016	By:	/s/ Justin Braune
Justin Braune
Duly Authorized Officer, Chief Executive Officer

4